First Northwest Bancorp

Investor Presentation

Fourth Quarter 2022

January 2023

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing community bank with $2 billion* in assets
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 13 branches: 7 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

* All data as of December 31, 2022, unless otherwise specified

We design and deliver delightful, accessible, and effortless financial solutions by empowering our team members to improve the lives of those we serve.

Mission Statement

First Fed Executive Team



Matt Deines
President and CEO



Terry Anderson
Chief Credit Officer



Derek Brown
Chief HR & Marketing Officer



Geri Bullard
Chief Financial Officer



Chris Neros
Chief Lending Officer



Chris Riffle
Chief Digital & Operating Officer | General Counsel

Quin

- In 2021, FNWB entered into a joint venture with another company and formed Quin Ventures, Inc. ("Quin") – a financial technology company focused on providing financial wellness tools to consumers.
- In 2022, FNWB made the difficult decision to terminate its interest in Quin and encouraged its joint venture partner to form a new entity ("NewCo") – which it did.
- FNWB sold its interest in all Quin assets to NewCo, and in return:
  - NewCo's commitment to repay Quin's debt obligations to FNWB and pledged all assets as a security interest for this responsibility.
  - FNWB received 5% equity interest in NewCo.
  - It's joint venture partner returned all FNWB shares it received as part of the joint venture agreement.
- Operating Expenses related to Quin were less than $400,000 in Q4 2022 and are expected to be insignificant on a prospective basis

Success Stories

- Converted from Bank Holding Company to Financial Holding Company Charter
- Invested in Meriwether Group and Meriwether Group Capital Hero Fund

MERIWETHER GROUP

MERIWETHER GROUP CAPITAL

- Hired new Chief Lending Officer, Chris Neros, from competitor bank
- Also hired three C&I Lenders with expertise in Maritime Lending
- Built out Treasury Management department with a focus on generating sticky, low-cost deposits and non-interest income

Meriwether Partnership

- Completed strategic partnership investment for 33% of Meriwether Group ("MWG"), a Portland, Oregon based advisory and boutique investment banking firm
- MWG is run by founder, David Howitt, and works with authentic, disruptive, and iconic brands including Pendleton, Dave's Killer Bread, Airstream, Stumptown Coffee and Voodoo Doughnuts
- In addition, FNWB is both a General Partner and Limited Partner in the Meriwether Group Capital Hero Fund, a debt fund focused on well managed, growing companies. The Hero Fund is run by Jamie Shulman and Mike Ferguson, two experienced lenders and bank executives in the Portland, Oregon Market area
- Both strategic investments will generate diversified non-interest revenue for the company along with significant referrals for deposits, as well as Commercial and SBA loan opportunities

First Fed Fintech Partners (F3P)

- Built on a robust BaaS platform focused on regulatory, compliance and risk management, engineered to facilitate Fintech engagement, product development and financial success
- Managed and operated by a highly qualified and talented team of people with a blend of experience and expertise developed at banks and Fintechs
- Emphasis on generating sustainable non-interest income as a primary objective and utilization of some balance sheet capacity as a means to the ultimate end of differentiated non-interest revenue
- Active partnership with Splash Financial. F3P is also performing due diligence on additional potential fintech partners

Selected Balance Sheet Detail

($ in Millions)


$864
$940
$1,259
$878
$1,002
$1,307
$1,142
$1,334
$1,654
$1,350
$1,581
$1,921
$1,531
$1,564
$2,042
2018
2019
2020
2021
2022
Loans Receivable, Net
Total Deposits
Total Assets

Source: Company documents; Financial data as of December 31, 2022

Substantial Growth While Enhancing Asset Mix

($ in Thousands)


Cash
$65,155
4%
Other
$44,577
3%
BOLI
$38,353
2%
Investments
$364,296
22%
2020
Total Assets:
$1,654M
Loans Receivable, Net
$1,141,969
69%


Cash
$126,016
7%
Other
$61,274
3%
BOLI
$39,318
2%
Investments
$344,212
18%
2021
Total Assets:
$1,921M
Loans Receivable, Net
$1,350,260
70%


Cash
$45,596
2%
Other
$98,805
5%
BOLI
$39,665
2%
Investments
$326,569
16%
2022
Total Assets:
$2,042M
Loans Receivable, Net
$1,531,435
75%

Source: Company documents; Financial data as of December 31, 2022

Securities Portfolio


Other
1%
Corporate
Debt
17%
Municipal
30%
Q4 2022
Yield
3.71%
MBS-Agency
23%
MBS-
Corporate
29%

Investment Portfolio Characteristics as of December 31, 2022

- Book Value: $375.2 Million
- Market Value: $326.6 Million
- Effective Duration: 5.08 years
- Average Life: 8.23 years
- Municipal Securities – Portfolio Ratings:
  - Aaa/AAA $21.0M
  - Aa1/AA+ $11.0M
  - Aa2/AA- $34.2M
  - Aa3/AA- $24.8M
  - A1/A+ $ 3.4M
  - A2/A $ 2.6M
- 100% available-for-sale securities
- OCI – Unrealized Gain/(Loss) on Investments: ($38.4) Million

Source: Company documents; Financial data as of December 31, 2022

Building Revenue ($ in Thousands)


2020
2021
2022
$43,958
$58,298
$69,863
Net Interest Income
$1,743
$2,128
$2,227
Interchange Income
$6,570
$6,225
$1,691
Revenue from Sold Loans


2020
Net Interest Income 73.5%
Noninterest Income 26.5%
2021
Net Interest Income 78.8%
Noninterest Income 21.2%
2022
Net Interest Income 87.1%
Noninterest Income 12.9%

Total Operating Revenue: $59.8M

Total Operating Revenue: $73.9M

Total Operating Revenue: $80.2M

Source: Company documents; Financial data as of December 31, 2022

First Northwest Bancorp

Measurable Improved Profitability

Net Income ($ in Thousands)


$7,105
$9,014
$10,340
$15,418
$15,645
2018
2019
2020
2021
2022

ROAA (%)


0.58%
0.72%
0.72%
0.87%
0.79%
2018
2019
2020
2021
2022

Efficiency Ratio (%)


76.93%
73.77%
69.33%
73.59%
77.71%
2018
2019
2020
2021
2022

Net Interest Margin (%)


3.24%
3.20%
3.26%
3.51%
3.79%
2018
2019
2020
2021
2022

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2022

First Northwest Bancorp

Net Interest Income and Margin

($ in Thousands)


$22,000
$19,500
$17,000
$14,500
$12,000
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.44%
3.53%
3.34%
3.58%
3.58%
3.53%
3.77%
3.88%
3.96%
$12,677
$13,483
$13,648
$15,352
$15,814
$15,486
$17,242
$18,205
$18,927
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Net Interest Income
Net Interest Margin

Source: Company documents; Financial data as of December 31, 2022

First Northwest Bancorp

Balance Sheet Growth

($ in Millions)

Actual (Ex. PPP)
PPP Loans

Total Assets



CAGR[1]: 12.9%
$1,259
$1,307
$0
$1,654
$23
$1,921
$15
$2,042
$0.1
2018
2019
2020
2021
2022

Total Loans and Leases



CAGR[1]: 15.4%
$864
$878
$0
$1,142
$23
$1,350
$15
$1,531
$0.1
2018
2019
2020
2021
2022

Total Deposits



CAGR[1]: 13.6%
Loans / Deposits
$940
92%
$1,002
88%
$1,334
86%
$1,581
85%
$1,564
98%
2018
2019
2020
2021
2022

Total Equity



$172
$177
$186
$190
$158
2018
2019
2020
2021
2022

[1] CAGR calculated from first period to last period shown in chart

Source: Company documents; Financial data as of December 31, 2022

Strong Core Deposit Composition


Brokered CDs
9%
Noninterest
Checking
20%
Certificate of
Deposit
16%
Q4 2022
Cost of Deposits
0.62%
Interest
Checking
12%
Money
Market
30%
Savings
13%

Deposits by Type ($ in Thousands)	12/31/2022 Balance	% of Total	Change from prior year
Noninterest Checking	$315,082	20.1%	($28,852)
Interest Checking	193,559	12.4%	(3,408)
Savings	200,921	12.8%	6,301
Money Market	473,009	30.2%	(124,808)
Certificate of Deposit	247,824	15.8%	66,315
Brokered CDs	133,861	8.6%	68,128
Deposits	**$1,564,255**	**100.0%**	**($16,324)**
Core Deposits[1]	$1,430,394	91.4%	($84,452)

- 0.62% cost of total deposits for the quarter ending 12/31/2022
- Cost of total deposits up 42 basis points from the quarter ended 12/31/2022

[1]Core deposits defined as total deposits less brokered CDs

Source: Company documents; Financial data as of December 31, 2022

Loan Portfolio Composition


Commercial Business 5%
Auto and Other 15%
Home Equity 3%
Construction and Land 13%
Commercial Real Estate 25%
Multi-Family 17%
1-4 Family Residential 22%
Q4 2022
Yield on Loans
5.22%

Loans by Type ($ in Thousands)	12/31/2022 Balance	% of Total	Change from 12/31/2021	12/31/2021
Commercial Real Estate	$390,246	25.2%	$35,303	$354,943
1-4 Family	343,819	22.2%	48,520	295,299
Construction and Land Development	194,644	12.6%	(27,770)	222,414
Multi-Family	253,560	16.4%	83,102	170,458
Auto	131,301	8.5%	10,495	120,806
Other Consumer	143,815	9.3%	42,877	100,939
Commercial and Industrial	76,895	5.0%	(855)	77,750
PPP	99	0.0%	(14,453)	14,552
Deferred Fees	13,172	0.9%	4,949	8,223
Total Loans, excluding ALLL	**$1,547,551**	**100.0%**	**$182,168**	**$1,365,384**

- Commercial relationship-based lending strategy with strong credit culture
- MRQ yield on loans of 5.22% compared to 4.49% from Q4 2021
- Construction lending categories to Loans Receivable, net: acquisition-renovation loans 1.3%, 1-4 family construction 3.8%, and Multi-Family construction 7.6%
- Approximate 73.8% NOO / 26.2% OO commercial real estate split (excluding Multi-Family)
- 13.34% increase, or $182 million, over prior year

Source: Company documents; Financial data as of December 31, 2022

Historically Strong Asset Quality

NPA / Assets (%)


0.15
0.15
0.14
0.17
0.09
Texas Ratio
2022 Q4: 0.77%
2018
2019
2020
2021
2022

Loan Loss Reserve / Total Loans (%)


ALLL/Total Loans (Ex. PPP)
2022 Q4: 1.05%
1.09
1.08
1.19
1.11
1.05
2018
2019
2020
2021
2022

NCOs / Avg. Loans (%)


0.05
0.07
0.08
0.01
0.04
2018
2019
2020
2021
2022

- Growth focused on appropriate risk adjusted return loan types
- Continued use of enhanced underwriting
- Portfolio Stress Tests indicate minimal losses
- Loans Past Due/Total Loans 0.1% as of December 31, 2022, compared to 0.1% as of December 31,2021

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2022

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ≈1 million shares of its common stock, or 10% of the outstanding shares at that time
- As of December 31, 2022, the Company had repurchased 721,393 shares of common stock at an average price of $16.12 per share for a total cost of $11.6 million

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018
- The Board approved a dividend for Q1 2023, which was announced on January 26, 2023, of $0.07 per share


Dividends Paid
$0.03
$0.13
$0.21
$0.25
$0.28
2018
2019
2020
2021
2022

Source: Company documents; Financial data as of December 31, 2022, dividends displayed in trailing twelve months

First Northwest Bancorp

Bank Level Capital Ratios

TCE / TA



11.08%
11.40%
10.05%
10.27%
8.65%
2018
2019
2020
2021
2022

Leverage Ratio



11.47%
12.13%
10.28%
10.56%
10.41%
2018
2019
2020
2021
2022

Tier 1 Capital Ratio



17.04%
17.54%
13.40%
13.79%
13.40%
2018
2019
2020
2021
2022

Total RBC Ratio



18.21%
18.70%
14.59%
14.88%
14.42%
2018
2019
2020
2021
2022

Source: Company documents; Financial data as of December 31, 2022

First Northwest Bancorp

Building Value with Improved ROAE and EPS Growth

Return on Avg. Equity


4.09%
5.13%
5.79%
8.19%
9.09%
2018
2019
2020
2021
2022

Earnings per Share


$0.68
$0.91
$1.10
$1.66
$1.71
2018
2019
2020
2021
2022

Historical Book Value per Share


$15.42
$16.48
$18.19
$18.89
$16.13
2018
2019
2020
2021
2022

Historical TCE Ratio


13.69%
11.27%
11.27%
9.82%
7.67%
2018
2019
2020
2021
2022

Source: S&P Global Market Intelligence, Company documents; Financial data as of December 31, 2022

First Northwest Bancorp

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2021Q4	2022Q1	2022Q2	2022Q3	2022Q4
Assets ($000)					
Cash and Cash Equivalents	126,016	82,527	87,794	103,663	45,596
Investments	344,212	377,696	353,144	329,436	326,569
Federal Home Loan Bank (FHLB) Stock, at Cost	5,196	8,122	10,402	11,961	11,681
Total Cash & Securities	**475,425**	**468,345**	**451,340**	**445,060**	**383,846**
Gross Loans before ALLL	1,365,384	1,385,716	1,477,299	1,537,392	1,547,551
Loan Loss Reserve	(15,124)	(15,127)	(15,747)	(16,273)	(16,116)
Loans Held for Sale	760	1,334	696	263	597
Loans Receivable, Net incl. LHFS	**1,351,020**	**1,371,923**	**1,462,248**	**1,521,381**	**1,532,032**
Sold Loan Servicing Rights, net	3,282	4,046	3,865	3,872	3,887
Premises and Equipment, net	19,830	21,050	21,291	20,841	18,089
Bank-Owned Life Insurance	39,318	39,570	39,783	40,003	39,665
Other Assets	32,206	39,347	53,106	60,284	64,551
Total Assets	**1,921,081**	**1,944,282**	**2,031,632**	**2,091,441**	**2,042,070**
Liabilities ($000)					
Noninterest Bearing	343,934	326,292	336,311	342,808	315,082
Interest Bearing	1,236,646	1,223,121	1,244,413	1,262,427	1,249,173
Total Deposits	**1,580,580**	**1,549,414**	**1,580,724**	**1,605,235**	**1,564,255**
FHLB Borrowings	80,000	145,000	210,000	253,000	246,000
Subordinated Debt	39,280	39,250	39,319	39,339	39,358
Other Liabilities	30,741	32,842	36,435	37,268	34,175
Total Liabilities	**1,730,601**	**1,766,506**	**1,866,478**	**1,934,842**	**1,883,788**
Equity ($000)					
Total Equity	**190,480**	**177,776**	**165,154**	**156,599**	**158,283**
Total Liabilities and Equity	**1,921,081**	**1,944,282**	**2,031,632**	**2,091,441**	**2,042,070**

Source: Company documents; Financial data as of December 31, 2022

First Northwest Bancorp

Consolidated Historical Income Statement

	For the Quarter Ending				
	2021Q4	2022Q1	2022Q2	2022Q3	2022Q4
Income ($000)					
Interest and Fees on Loans Receivable	15,041	14,536	16,081	17,778	20,240
Interest on Investment Securities	2,073	2,275	2,715	2,817	3,059
Other Interest Income	96	90	165	260	363
Interest Income	**17,209**	**16,901**	**18,961**	**20,855**	**23,662**
Interest Expense	1,395	1,415	1,718	2,651	4,731
Net Interest Income	**15,814**	**15,486**	**17,242**	**18,205**	**18,927**
Provision for Loan Losses	**(150)**	**-**	**500**	**750**	**285**
Loan and Deposit Fees	1,007	1,173	1,091	1,302	1,163
Loan Servicing Fees, Net of Amortization	89	432	27	207	201
Net Gain on Sales of Loans	2,264	253	231	285	56
Gain on Sale of Securities		126	(8)		
Bank-Owned Life Insurance, Net	238	253	212	221	230
Other Income	1,179	167	669	320	229
Non-Interest Income	**4,777**	**2,403**	**2,222**	**2,334**	**3,369**
Compensation and Benefits	8,948	8,803	9,735	9,045	8,357
Other	5,730	6,028	7,227	6,330	6,788
Non-Interest Expense	**14,678**	**14,831**	**16,962**	**15,375**	**15,145**
Net Income before Taxes	**6,063**	**3,058**	**2,002**	**4,413**	**6,867**
Provision for Income Taxes	1,112	554	467	817	1,009
Net Income (Loss) Attributable to Parent	**4,951**	**2,504**	**1,535**	**3,595**	**5,858**
Provision for Non-Controlling Interest	(173)	(302)	(953)	(696)	(198)
Net Income (Loss)	**5,124**	**2,806**	**2,487**	**4,292**	**6,059**

Source: Company documents; Financial data as of December 31, 2022

Market Footprint

16 locations in 5 counties:

- 7 in Clallam: Headquarters with ITM, 5 branches, 1 business center with ITM
- 1 in Jefferson
- 2 in Kitsap
- 2 in King: 1 branch, 1 business center
- 4 in Whatcom: 3 branches, 1 business center


Headquarters
Branches
Business Centers

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**7**	**1,096**	**40.1**
2	Sound Financial Bancorp Inc. (WA)	3	446	16.3
3	JPMorgan Chase & Co. (NY)	2	233	8.5
4	FS Bancorp Inc. (WA)	2	230	8.4
5	Wells Fargo & Co. (CA)	1	168	6.1
6	U.S. Bancorp (MN)	2	158	5.8
7	Umpqua Holdings Corp. (OR)	2	133	4.9
8	KeyCorp (OH)	2	113	4.1
9	Olympic Bancorp Inc. (WA)	2	101	3.7
10	Washington Federal Inc. (WA)	1	56	2
	Total For Institutions In Market	24	2,734	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,146	24.3
2	Olympic Bancorp Inc. (WA)	11	982	20.8
3	JPMorgan Chase & Co. (NY)	5	740	15.7
4	Wells Fargo & Co. (CA)	5	459	9.7
5	Columbia Banking System Inc. (WA)	5	394	8.3
6	KeyCorp (OH)	5	233	4.9
7	U.S. Bancorp (MN)	3	170	3.6
8	Liberty Northwest Bncp Inc (WA)	1	166	3.5
9	**First Northwest Bancorp (WA)**	**2**	**145**	**3.1**
10	Timberland Bancorp Inc. (WA)	2	102	2.2
	Total For Institutions In Market	49	4,722	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,447	24.7
2	Bank of America Corporation (NC)	2	728	12.4
3	JPMorgan Chase & Co. (NY)	4	593	10.1
4	U.S. Bancorp (MN)	5	565	9.6
5	Banner Corp. (WA)	5	501	8.5
6	Wells Fargo & Co. (CA)	2	449	7.7
7	Washington Federal Inc. (WA)	5	446	7.6
8	KeyCorp (OH)	4	252	4.3
9	Heritage Financial Corp. (WA)	2	242	4.1
10	Pacific Financial Corp. (WA)	3	231	3.9
11	Umpqua Holdings Corp. (OR)	3	169	2.9
12	**First Northwest Bancorp (WA)**	**3**	**105**	**1.8**
	Total For Institutions In Market	49	5,868	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**1**	**201**	**23**
2	Olympic Bancorp Inc. (WA)	2	190	21.7
3	FS Bancorp Inc. (WA)	2	185	21.2
4	JPMorgan Chase & Co. (NY)	1	103	11.8
5	U.S. Bancorp (MN)	2	78	8.9
6	Wells Fargo & Co. (CA)	1	64	7.3
7	Sound Financial Bancorp Inc. (WA)	1	53	6.1
	Total For Institutions In Market	10	874	

Source: FDIC; Deposit data as of June 30, 2022

First Northwest Bancorp

First Fed

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO
geri.bullard@ourfirstfed.com